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                                                                                                                         EXHIBIT 4.1




                                                  [IMPLANT SCIENCES                                          --------------------
  ------------                                    CORPORATION LOGO]                                                SHARES
    NUMBER                                                                                                   --------------------
  ------------
                                                                                                                SEE REVERSE FOR
                                                                                                               CERTAIN DEFINITIONS
                              INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS


COMMON STOCK

                 -----------------------------------------------------------------------------------------------------------------

                   THIS CERTIFIES THAT                                                                       CUSIP 45320R 10 8






                   IS THE OWNER OF
                 -----------------------------------------------------------------------------------------------------------------

                               FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK $.10 PAR VALUE OF


                Implant Sciences Corporation transferable upon the books of the Company in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of The Commonwealth of Massachusetts and to the Articles of Organization and By-laws of the Company as from time to time amended.
                      This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
                      IN WITNESS WHEREOF, Implant Sciences Corporation has caused its facsimile corporate seal and the facsimile signatures of its duly authorized officers to be hereunto affixed.

                Dated:

                           /s/ Darlene M. Deptula-Hicks                                               /s/ Anthony J. Armini

                                      VICE PRESIDENT AND                [SEAL]                                 PRESIDENT AND
                                 CHIEF FINANCIAL OFFICER                                             CHIEF EXECUTIVE OFFICER




----------------------------------------------------------
 COUNTERSIGNED AND REGISTERED:
        AMERICAN SECURITIES TRANSFER & TRUST, INC.
                      P.O. Box 1596
                  Denver, Colorado 80201



 By _____________________________________________________
        Transfer Agent and Registrar Authorized Signature

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                                                    IMPLANT SCIENCES CORPORATION

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM  -- as tenants in common                                          UNIF GIFT MIN ACT -- __________Custodian____________
    TEN ENT  -- as tenants by the entireties                                                        (Cust)               (Minor)
    JT TEN   -- as joint tenants with right of                                                     under Uniform Gifts to Minors
                survivorship and not as tenants                                                      Act__________________________
                in common                                                                                      (State)

                              Additional abbreviations may also be used though not in the above list.


      For value received, _______________________________________________________ hereby sell, assign and transfer unto

         PLEASE INSERT SOCIAL SECURITY OR OTHER
            IDENTIFYING NUMBER OF ASSIGNEE
         ______________________________________


         __________________________________________________________________________________________________________________________
                                    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

         __________________________________________________________________________________________________________________________

         __________________________________________________________________________________________________________________________

         __________________________________________________________________________________________________________________ Shares
         of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

         ________________________________________________________________________________________________________________ Attorney
         to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

         Dated ______________________________________



                                                  ________________________________________________________________________________
                                                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN
                                                  UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR
                                                  ENLARGEMENT OR ANY CHANGE WHATEVER.




                         SIGNATURE(S) GUARANTEED: ________________________________________________________________________________
                                                  THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
                                                  (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                                                  MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO
                                                  S.E.C. RULE 17Ad-15.
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